UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 10, 2015

Date of Report (Date of earliest event reported)

PARATEK PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36066	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Kneeland Street Boston, MA	02111
(Address of principal executive offices)	(Zip Code)

(617) 275-0040

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 10, 2015, the Board of Directors of Paratek Pharmaceuticals, Inc. approved amendments to our Amended and Restated Bylaws, or the New Bylaws, which supersede and replace our prior Amended and Restated Bylaws, effective immediately. The New Bylaws, among other things, provide that:

•	To be timely, written notice of nominations for election to the Board of Directors and proposals to be included in our proxy materials, to be properly brought before an annual meeting by a stockholder, must be received at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

•	The Court of Chancery of the State of Delaware will be the exclusive forum for any derivative action or proceeding brought on our behalf; any action asserting a breach of fiduciary duty; any action asserting a claim against us arising pursuant to the Delaware General Corporation Law, our certificate of incorporation or our bylaws; or any action asserting a claim against us that is governed by the internal affairs doctrine.

The foregoing description of the New Bylaws is not complete and is qualified in its entirety by reference to the full text of such document, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or a Waiver of a Provision of the Code of Ethics.

On April 10, 2015, our Board of Directors approved amendments to our Code of Conduct and Ethics which applies to all of our employees, officers and directors. The revised Code of Conduct and Ethics, which became effective immediately following approval by our Board of Directors, provides our employees, officers and directors with greater clarity as to the our expectations for handling ethical situations. In particular, as amended, the Code of Conduct and Ethics provides a detailed discussion of our policies with respect to matter such as: related-person transactions, fair dealing, compliance with applicable laws, and third-party channel reporting.

The foregoing description of the Code of Conduct and Ethics is qualified in its entirety by the text of the Code of Conduct and Ethics, which can be found in the Investor Relations section of our website at www.paratekpharm.com.

Item 9.01	Exhibits.

(d) Exhibits.

Number	Description

3.1	Amended and Restated Bylaws of the registrant, as amended and restated through April 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2015	PARATEK PHARMACEUTICALS, INC.

	By:	/s/ Michael F. Bigham

Name: Michael F. Bigham
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Number	Description

3.1	Amended and Restated Bylaws of the registrant, as amended and restated through April 10, 2015.